SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                  June 24, 1999
               ---------------------------------------------------

                            Lucent Technologies Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
               --------------------------------------------------
                 (State or other jurisdiction of incorporation)

               1-11639                                  22-3408857
        ------------------------            ---------------------------------
        (Commission File Number)            (IRS Employer Identification No.)

      600 Mountain Avenue, Murray Hill, New Jersey         07974
     ----------------------------------------------    ---------------
       (Address of principal executive offices)          (Zip Code)

                                 (908) 582-8500
               ---------------------------------------------------
                         (Registrant's Telephone Number)

Item 2.   Acquisition or Disposition of Assets.

          On June 24, 1999, Lucent Technologies Inc. ("Lucent"), a Delaware corporation, and Ascend Communications, Inc. ("Ascend"), a Delaware corporation, consummated a merger (the "Merger") whereby Dasher Merger Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Lucent, was merged with and into Ascend pursuant to a Merger Agreement (as amended, the "Merger Agreement"), dated as of January 12, 1999 and amended as of May 16, 1999. As a result of the Merger, Ascend has survived the merger as a wholly owned Delaware subsidiary of Lucent, and will continue under the name "Ascend Communications, Inc."

          Prior to the Merger, the assets of Ascend were used to provide, develop, manufacture and sell wide area networking solutions for telecommunications carriers, Internet service providers and corporate customers worldwide. Lucent intends to continue such uses for the assets of Ascend.

          Pursuant to the terms of the Merger Agreement, each issued and outstanding share of common stock, par value $0.001 per share, of Ascend ("Ascend Common Stock") was converted into the right to receive
1.65 shares of common stock, par value $0.01 per share, of Lucent ("Lucent Common Stock"). Lucent issued approximately 371 million shares of Lucent Common Stock in exchange for all of the outstanding shares of Ascend Common Stock. In addition, each option to purchase Ascend Common Stock outstanding at the time of the Merger under Ascend's stock option plans was converted into an option to purchase the number of shares of Lucent Common Stock equal to the number of shares of Ascend Common Stock subject to such option multiplied by the exchange ratio for the Merger, and the associated exercise price was adjusted accordingly.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a) Financial Statements of Businesses Acquired.

          The (i) consolidated audited balance sheet of Ascend as of December 31, 1998 and 1997 and (ii) consolidated statements of income and cash flows of Ascend for the fiscal years ended December 31, 1998, 1997 and 1996 have been filed with the Securities and Exchange Commission (the "SEC") as part of Ascend's Annual Report on Form 10-K, for the fiscal year ended December 31, 1998, as amended by Amendment No. 1 thereto filed on Form 10-K/A on May 19, 1999 and Amendment No. 2 thereto filed on Form 10-K/A on May 21, 1999 (File No. 0-23774), and are incorporated herein by reference.

          The (iii) unaudited consolidated balance sheet of Ascend as of March 31, 1999 and (iv) unaudited consolidated statements of income and cash flows of Ascend for the three months ended March 31, 1999 and 1998 have been filed with the SEC as part of Ascend's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, as amended by Amendment No. 1 thereto filed on Form 10-Q/A on May 21, 1999 (File No. 0-23774), and are incorporated herein by reference.

          (b) Pro Forma Financial Information.

          Unaudited pro forma combined condensed statements of income of Lucent and Ascend for the six months ended March 31, 1999 and 1998, and the years ended September 30, 1998 and 1997 and the nine-month period ended September 30, 1996, and (ii) the unaudited pro forma combined condensed balance sheet of Lucent and Ascend at March 31, 1999 are included as Exhibit 99.1.

          (c) Exhibits.

             2.1 First Amendment to Agreement and Plan of Merger dated as of May 16, 1999, by and among Lucent Technologies Inc., Dasher Merger Inc. and Ascend Communications, Inc.

            23.1   Consent of Ernst & Young LLP

            23.2   Consent of PricewaterhouseCoopers LLP

            99.1 Unaudited pro forma combined condensed statements of income of Lucent and Ascend for the six months ended March 31, 1999 and 1998, and the years ended September 30, 1998 and 1997 and the nine-month period ended September 30, 1996, and the unaudited pro forma combined condensed balance sheet of Lucent and Ascend at March 31, 1999.

                                                              Form 8-K

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           LUCENT TECHNOLOGIES INC.


                           By:  /s/ James S. Lusk
                                --------------------------
                                Name:  James S. Lusk
                                Title: Vice President and Controller
                                       (Principal Accounting Officer)


Date: June 28, 1999

INDEX TO EXHIBITS


Exhibit
--------

2.1 First Amendment to Agreement and Plan of Merger dated as of May 16, 1999, by and among Lucent Technologies Inc., Dasher Merger Inc. and Ascend Communications, Inc.

23.1      Consent of Ernst & Young LLP

23.2      Consent of PricewaterhouseCoopers LLP

99.1 Unaudited pro forma combined condensed statements of income of Lucent and Ascend for the six months ended March 31, 1999 and 1998, and the years ended September 30, 1998 and 1997 and the nine-month period ended September 30, 1996, and the unaudited pro forma combined condensed balance sheet of Lucent and Ascend at March 31, 1999.

Exhibit 2.1


                              FIRST AMENDMENT TO
                         AGREEMENT AND PLAN OF MERGER


     THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER, dated as of May 16, 1999 ("First Amendment") by and among Lucent Technologies Inc. ("Lucent"), Dasher Merger Inc. ("Sub") and Ascend Communications, Inc. ("Ascend").

     WHEREAS, Lucent, Sub and Ascend have entered into that certain Agreement and Plan of Merger dated as of January 12, 1999 ("Merger Agreement"), providing for the merger of Sub and Ascend upon the terms and subject to the conditions contained therein; and

     WHEREAS, Lucent, Sub and Ascend desire to amend the Merger
Agreement in certain respects in accordance with Section 7.03 thereof.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements set forth herein, the parties hereto agree as follows:

1. Section 4.01(a) (ii) of the Merger Agreement is hereby amended by deleting clause (w) thereof in its entirety and substituting therefore the following:

     "the issuance of Ascend Stock Options granted consistent with past practice to new or promoted employees (other than executive officers) of Ascend representing in the aggregate not more than
     5.3 million shares of Ascend Common Stock (provided that the vesting of such Ascend Stock Options shall not be accelerated as a result of the Merger) and provided further, that any such options issued after May 3, 1999 shall be issued to new employees only,"

2. Section 5.08 of the Merger Agreement is hereby amended by deleting paragraph (a) thereof in its entirety and substituting therefor the following:

     "From the Effective Time to the second anniversary of the Effective Time (the "Continuation Period"), Lucent shall provide, or cause to be provided, employee benefit plans, programs and arrangements (other than stock options) to employees of Ascend that are substantially equivalent in the aggregate to those employee benefit plans, programs and arrangements of Ascend provided to employees of Ascend as of the date hereof; provided, however, that during the Continuation Period, employees of Ascend shall be eligible for grants of stock options under Lucent's stock option plans to the same extent as similarly situated employees of Lucent; and, provided further that the substitution of Lucent stock for Ascend stock under any employee benefit plan, program or arrangement shall be disregarded for purposes of this sentence. Notwithstanding the foregoing, for a period of no less than one year after the Effective Time, Lucent shall provide severance benefits to employees of Ascend that are no less favorable than those provided to such employees as of the date hereof."

3. References in the Merger Agreement to "the date hereof" or "the date of this Agreement" shall refer to January 12, 1999.

4. The Merger Agreement, as amended by this First Amendment shall remain in full force and effect in accordance with its terms. This First Amendment may be executed in one or more counterparts. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Merger Agreement. No modification of this First Amendment shall be valid unless in writing and signed by the parties hereto. In the event of any conflict between the provisions of this First Amendment and the provisions of the Merger Agreement, the provisions of this First Amendment shall control.

     IN WITNESS WHEREOF, Lucent, Sub and Ascend have caused this First Amendment to be signed by their duly authorized respective officers, all as of the date first written above.

                              LUCENT TECHNOLOGIES INC.,

                              By:  /s/ Ernesto Rodriguez
                                   ---------------------------
                                   Name:   Ernesto Rodriguez
                                   Title:  Vice President

                              DASHER MERGER INC.,

                              by:  /s/ Jean F. Rankin
                                   ---------------------------
                                   Name:   Jean F. Rankin
                                   Title:  Vice President and
                                           Assistant Secretary

                              ASCEND COMMUNICATIONS, INC.,

                              by:  /s/ Mory Ejabat
                                   ---------------------------
                                   Name:   Mory Ejabat
                                   Title:  President and
                                           Chief Executive Officer

Exhibit 23.1


          CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference, in the Form 8-K of Lucent Technologies Inc. to be filed with the Securities and Exchanges Commission on June 28, 1999, of our report dated January 22, 1999, with respect to the consolidated financial statements and schedule of Ascend Communications, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1998 as amended by Amendment No.1 thereto filed on Form 10-K/A on May 19, 1999 and Amendment No. 2 thereto filed on Form 10-K/A on May 21, 1999, filed with the Securities and Exchange Commission.


                              /s/ Ernst & Young LLP
                              ----------------------------
                              Walnut Creek, California
                              June 22, 1999

Exhibit 23.2


                  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Form 8-K of Lucent Technologies Inc. of our report dated January 22, 1997, except for note M as to which the date is March 30, 1997, on our audit of the consolidated financial statements and our report dated January 22, 1997 on our audit of the consolidated financial statement schedule of Cascade Communications Corp. for the year ended December 31, 1996, which reports are included in the Ascend Communications, Inc. Annual Report on Form 10-K/A for the year ended December 31, 1998.


                              /s/ PricewaterhouseCoopers LLP
                              -----------------------------
                              PricewaterhouseCoopers LLP
                              Boston, Massachusetts
                              June 22, 1999

Exhibit 99.1


           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements give effect to the merger of Lucent Technologies and Ascend Communications under the pooling of interests method of accounting. That merger was consummated on June 24, 1999. These pro forma statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the merger occurred as of an earlier date, nor are they necessarily indicative of operating results or financial position which may occur in the future. Lucent's per share data has been restated to account for its two-for-one stock splits effective on April 1, 1999 and on April 1, 1998.

     The unaudited pro forma combined condensed balance sheet as of March 31, 1999 was prepared by combining Lucent's unaudited condensed consolidated balance sheet at March 31, 1999, with Ascend's unaudited condensed balance sheet at March 31, 1999, giving effect to the merger as though it had been consummated on March 31, 1999.

     The unaudited pro forma combined condensed statements of income for the periods presented were prepared by combining Lucent's consolidated statements of income for the six months ended March 31, 1999, for each of the two years in the period ended September 30, 1998 and for the nine-month period ended September 30, 1996 with Ascend's statements of income for the six months ended March 31, 1999, for each of the two years in the period ended December 31, 1998 and for the nine-month period ended December 31, 1996, and giving effect to the merger as though it had occurred at the beginning of the earliest period presented. Information for Ascend for the six-month period ended March 31, 1999 was calculated by adding the three-month period ended December 31, 1998 to the three-month period ended March 31, 1999.

     Certain reclassifications have been made to the unaudited pro forma combined condensed financial statements to conform to the presentation expected to be used by the merged companies. No adjustments have been made in these unaudited pro forma combined condensed financial statements to conform the accounting policies of the combining companies. The nature and extent of such adjustments, if any, are not expected to be significant.

     As a result of the merger, Lucent and Ascend will incur certain merger related expenses currently estimated to be approximately $78 million. These merger related expenses have not been reflected in the unaudited pro forma combined condensed financial statements.

                         UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                                                                              PRO FORMA
                                                 LUCENT AT      ASCEND AT                    COMBINED AT
                                                 MARCH 31,      MARCH 31,      PRO FORMA      MARCH 31,
                                                   1999           1999        ADJUSTMENTS      1999(a)
                                               -------------   ------------   -----------   -------------
                                                                 (DOLLARS IN MILLIONS)
ASSETS
     Cash, cash equivalents and short-term
       investments...........................     $   792         $  708         $  --         $ 1,500
     Accounts receivable - net...............       8,752            454            --           9,206
     Inventories.............................       4,332            242            --           4,574
     Contracts in process - net..............       1,106             --            --           1,106
     Deferred income taxes - net.............       1,632            179            --           1,811
     Other current assets....................       1,160             53            --           1,213
                                                  -------         ------         -----         -------
          Total current assets...............      17,774          1,636            --          19,410
     Property, plant and equipment - net.....       5,751            283            --           6,034
     Prepaid pension costs...................       6,210             --            --           6,210
     Deferred income taxes - net.............          --             --            --              --
     Capitalized software development
       costs.................................         346             --            --             346
     Other assets............................       2,759            846            --           3,605
                                                  -------         ------         -----         -------
          Total assets.......................     $32,840         $2,765         $  --         $35,605
                                                  =======         ======         =====         =======
LIABILITIES
     Accounts payable........................     $ 2,410         $  129         $  --         $ 2,539
     Payroll and benefit-related
       liabilities...........................       1,724             46            --           1,770
     Postretirement and postemployment
       benefit liabilities...................         184             --            --             184
     Debt maturing within one year...........       3,185             --            --           3,185
     Other current liabilities...............       4,059            282            --           4,341
                                                  -------         ------         -----         -------
          Total current liabilities..........      11,562            457            --          12,019
     Postretirement and postemployment
       benefit liabilities...................       6,471             --            --           6,471
     Long-term debt..........................       3,716             --            --           3,716
     Other liabilities.......................       2,040             10            --           2,050
                                                  -------         ------         -----         -------
          Total liabilities..................     $23,789         $  467         $  --         $24,256
Commitments and contingencies
SHAREOWNERS' EQUITY
     Preferred stock.........................     $    --         $   --         $  --         $    --
     Common stock............................          27             --(b)          3(c)           30
     Additional paid-in capital..............       4,996          2,118            (3)(c)       7,111
     Guaranteed ESOP obligation..............         (34)            --            --             (34)
     Retained earnings.......................       4,384            180            --           4,564
     Accumulated other comprehensive income (loss)   (322)            --            --            (322)
                                                  -------         ------         -----         -------
          Total shareowners' equity..........     $ 9,051         $2,298         $  --         $11,349
                                                  -------         ------         -----         -------
 Total liabilities and shareowners' equity...     $32,840         $2,765         $  --         $35,605
                                                  =======         ======         =====         =======


                         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                                                                             PRO FORMA
                                                LUCENT          ASCEND                        COMBINED
                                              FOR THE SIX     FOR THE SIX                    FOR THE SIX
                                             MONTHS ENDED    MONTHS ENDED                   MONTHS ENDED
                                               MARCH 31,       MARCH 31,      PRO FORMA       MARCH 31,
                                                 1999            1999        ADJUSTMENTS        1999
                                             -------------   -------------   -----------    -------------
                                                   (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues...................................  $    17,484      $       985       $  --       $      18,469
Costs......................................        8,725              375          --               9,100
                                             -------------    -----------       -----       -------------
Gross margin...............................        8,759              610          --               9,369
Operating expenses:
     Selling, general and administrative...        3,688              238          --               3,926
     Research and development..............        2,070              159          --               2,229
     Purchased in-process research and
       development.........................           39              243          --                 282
                                             -------------    -----------       -----       -------------
Total operating expenses...................  $     5,797      $       640       $  --       $       6,437
                                             -------------    -----------       -----       -------------
Operating income (loss)....................        2,962              (30)         --               2,932
Other income - net.........................           37               21          --                  58
Interest expense...........................          173               --          --                 173
                                             -------------    -----------       -----       -------------
Income (loss) before income tax............        2,826               (9)         --               2,817
Provision for income taxes.................          956               80          --               1,036
                                             -------------    -----------       -----       -------------
Income (loss) before cumulative effect of
  accounting change........................        1,870              (89)         --               1,781
Cumulative effect of accounting change.....        1,308               --          --               1,308
Net income (loss)..........................  $     3,178      $       (89)      $  --       $       3,089
                                             =============    ===========       =====       =============
Net income (loss) per common share - basic:
     Income (loss) before cumulative effect
       of accounting change................         0.70            (0.40)         --                0.59
     Cumulative effect of accounting
       change..............................         0.49               --          --                0.43
                                             -------------    -----------       -----       -------------
     Net income (loss).....................         1.19            (0.40)         --                1.02
Net income (loss) per common
  share - diluted:
     Income (loss) before cumulative effect
       of accounting change................         0.68            (0.40)         --                0.57
     Cumulative effect of accounting
       change..............................         0.48               --          --                0.42
                                             -------------    -----------       -----       -------------
     Net income (loss).....................         1.16            (0.40)         --                0.99
Weighted average number of common shares
  (in millions):
     Basic.................................      2,663.5            221.8       144.2(d)          3,029.5
     Diluted...............................      2,738.7            238.6       155.1(d)          3,132.4


                         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                                                                                 PRO FORMA
                                                  LUCENT           ASCEND                         COMBINED
                                              FOR THE TWELVE   FOR THE TWELVE                  FOR THE TWELVE
                                               MONTHS ENDED     MONTHS ENDED                    MONTHS ENDED
                                              SEPTEMBER 30,     DECEMBER 31,     PRO FORMA     SEPTEMBER 30,
                                                   1998             1998        ADJUSTMENTS         1998
                                              --------------   --------------   -----------    --------------
                                                      (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues....................................  $      30,328        $1,479          $  --       $      31,807
Costs.......................................         16,171           544             --              16,715
                                              -------------        ------          -----       -------------
Gross margin................................         14,157           935             --              15,092

Operating expenses:
     Selling, general and administrative....          6,502           363             --               6,865
     Research and development...............          3,689           216             --               3,905
     Purchased in-process research and
       development..........................          1,416           267             --               1,683
                                              -------------        ------          -----       -------------
Total operating expenses....................  $      11,607        $  846             --       $      12,453
                                              -------------        ------          -----       -------------
Operating income............................          2,550            89             --               2,639
Other income - net..........................            100            28             --                 128
Interest expense............................            254            --             --                 254
                                              -------------        ------          -----       -------------
Income before income tax....................          2,396           117             --               2,513
Provision for income taxes..................          1,341           137             --               1,478
                                              -------------        ------          -----       -------------
Net income (loss)...........................  $       1,055        $  (20)            --       $       1,035
                                              =============        ======          =====       =============
Net income (loss) per common share:
     Basic..................................           0.40         (0.10)           N/A                0.35
     Diluted................................           0.39         (0.10)           N/A                0.34
Weighted average number of common shares (in millions):
     Basic..................................        2,635.0         199.3          129.5(d)          2,963.8
     Diluted................................        2,692.5         210.4          136.8(d)          3,039.7


                         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                                                                                 PRO FORMA
                                                  LUCENT           ASCEND                         COMBINED
                                              FOR THE TWELVE   FOR THE TWELVE                  FOR THE TWELVE
                                               MONTHS ENDED     MONTHS ENDED                    MONTHS ENDED
                                              SEPTEMBER 30,     DECEMBER 31,     PRO FORMA     SEPTEMBER 30,
                                                   1997             1997        ADJUSTMENTS         1997
                                              --------------   --------------   -----------    --------------
                                                      (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues....................................      $26,444          $1,167        $      --        $27,611
Costs.......................................       14,905             413               --         15,318
                                                  -------          ------        ---------        -------

Gross margin................................       11,539             754               --         12,293

Operating expenses:
  Selling, general and administrative.......        5,820             435               --          6,255
  Research and development..................        3,029             156               --          3,185
  Purchased in-process research and
     development............................        1,024             231               --          1,255
                                                  -------          ------        ---------        -------
Total operating expenses....................      $ 9,873          $  822        $      --        $10,695
                                                  -------          ------        ---------        -------

Operating income (loss).....................        1,666             (68)              --          1,598

Other income - net..........................           75              23               --             98
Interest expense............................          238              --               --            238
                                                  -------          ------        ---------        -------
Income (loss) before income tax.............        1,503             (45)              --          1,458

Provision for income taxes..................          929              79               --          1,008
                                                  -------          ------        ---------        -------

Net income (loss)...........................      $   574          $ (124)       $      --        $   450
                                                  =======          ======        =========        =======
Net income (loss) per common share:
  Basic.....................................         0.22           (0.66)             N/A           0.16
  Diluted...................................         0.22           (0.66)             N/A           0.15

Weighted average number of common shares (in millions):
  Basic.....................................      2,582.6           189.1            122.9(d)     2,894.6
  Diluted...................................      2,602.7           199.8            129.8(d)     2,932.3



                         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                                                                                              PRO FORMA
                                                 LUCENT          ASCEND                       COMBINED
                                              FOR THE NINE    FOR THE NINE                  FOR THE NINE
                                              MONTHS ENDED    MONTHS ENDED                  MONTHS ENDED
                                              SEPTEMBER 30,   DECEMBER 31,    PRO FORMA     SEPTEMBER 30,
                                                  1996          1996(e)      ADJUSTMENTS        1996
                                              -------------   ------------   -----------    -------------
                                                    (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues....................................     $15,897         $  742       $      --        $16,639
Costs.......................................       9,295            259              --          9,554
                                                 -------         ------       ---------        -------

Gross margin................................       6,602            483              --          7,085

Operating expenses:
  Selling, general and administrative.......       4,264            165              --          4,429
  Research and development..................       1,843             78              --          1,921
  Purchased in-process research and
     development............................          --             --              --             --
                                                 -------         ------       ---------        -------
Total operating expenses....................     $ 6,107         $  243       $      --        $ 6,350
                                                 -------         ------       ---------        -------

Operating income............................         495            240              --            735

Other income - net..........................          55             13              --             68
Interest expense............................         175             --              --            175
                                                 -------         ------       ---------        -------
Income before income tax....................         375            253              --            628

Provision for income taxes..................         146             99              --            245
                                                 -------         ------       ---------        -------

Net income..................................     $   229         $  154       $      --        $   383
                                                 =======         ======       =========        =======
Net income per common share:
     Basic..................................        0.10           0.86             N/A           0.14
     Diluted................................        0.10           0.78             N/A           0.14

Weighted average number of common shares (in millions):
     Basic..................................     2,408.8          179.7           116.9(d)     2,705.4
     Diluted................................     2,409.2          197.3           128.2(d)     2,734.7

 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
            (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

(a) The combined financial information for Lucent and Ascend for the fiscal year ending September 30, 1999 will reflect a one-time adjustment to beginning retained earnings to adjust for the net loss of $197 reported by Ascend for the quarter ended December 31, 1998.

(b) As of March 31, 1999, there were outstanding 222,656,000 shares of Ascend common stock, par value $0.001 per share, and the aggregate par value of the outstanding Ascend common stock was $0.2.

(c) This adjustment reflects the difference in par value between Lucent common stock and Ascend common stock.

(d) Under the merger agreement, each outstanding share of Ascend common stock has been converted into the right to receive 1.65 shares of Lucent common stock. The 1.65 exchange ratio was used in computing share and per share amounts in the unaudited pro forma combined condensed financial statements.

(e) Information for the nine-month period ended December 31, 1996 was calculated by subtracting the March 31, 1996 three-month period from the financial statements for the year ended
       December 31, 1996.

N/A - Not applicable